UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Southern Copper Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96391-Z92826 SOUTHERN COPPER CORPORATION 7310 NORTH 16TH ST. SUITE 135 PHOENIX, AZ 85020 SOUTHERN COPPER CORPORATION 2026 Annual Meeting Vote by May 28, 2026 11:59 PM ET Vote Virtually at the Meeting* May 29, 2026 9:00 A.M., Mexico City Time Virtually at: www.virtualshareholdermeeting.com/SCCO2026 You invested in SOUTHERN COPPER CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2026. Get informed before you vote View the Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V96392-Z92826 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors. 1a. Germán Larrea Mota-Velasco For 1b. Vicente Ariztegui Andreve For 1c. Javier Arrigunaga Gomez del Campo For 1d. Enrique Castillo Sánchez Mejorada For 1e. Leonardo Contreras Lerdo de Tejada For 1f. Luis Miguel Palomino Bonilla For 1g. Carlos Ruiz Sacristán For 1h. Jose Pedro Valenzuela Rionda For 2. Ratify the Audit Committee’s selection of Galaz, Yamazaki, Ruiz Urquiza S.C., a member firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2026. For 3. Approve by, non-binding vote, executive compensation. For 4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.